-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------


                                    FORM 8-K

              -----------------------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               March 2, 1999                               0-14399
------------------------------------------------     -----------------------
Date of Report (Date of earliest event reported)     Commission File Number





                    GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)



              Delaware                                    06-1104930
----------------------------------        --------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
  incorporation or organization)





                         888 Seventh Avenue, 40th Floor
                            New York, New York 10106
-------------------------------------------------------------------------------
                   (Address of Principal Executive Offices) (Zip Code)


                                 (212) 547-6700
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Item 5.   Other Events

          Golden Books Publishing Company, Inc. ("Publishing"), a subsidiary of the Registrant, entered into a Revolving Credit and Term Loan Agreement with The CIT Group/Business Credit, Inc., as agent for financial institution lenders, dated as of March 2, 1999, with respect to a $55 million debtor-in-possession financing facility. Pursuant to an interim order of the United States Bankruptcy Court for the Southern District of New York (Judge Tina L. Brozman) Publishing has been authorized to borrow up to $30 million pursuant to the facility. A Bankruptcy Court hearing with respect to final approval of the Revolving Credit and Term Loan Agreement is scheduled for March 25, 1999.

          Publishing entered into an Asset Purchase Agreement with St. Martin's Press, Incorporated dated March 11, 1999, with respect to the sale of Publishing's adult publishing division, including assets relating to the Golden Field Guides(TM) and coin collecting books and materials sold under the Whitman(R) trademark. A Bankruptcy Court hearing with respect to the sale of the adult publishing division pursuant to the Asset Purchase Agreement is scheduled for March 25, 1999.

          David A. Tanner has resigned as a director of the Registrant.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.   The  following   exhibits  are  filed   herewith  and
incorporated herein by reference:

         Exhibit No.                      Description

             10.1 Revolving Credit and Term Loan Agreement dated as of March 2, 1999

             10.2         Asset Purchase Agreement dated March 11, 1999

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.



Date: March 22, 1999               By:  /s/ Philip Galanes
                                        ____________________________________
                                        Name:  Philip Galanes
                                        Title: Chief Administrative Officer,
                                               Executive Vice President,
                                               General Counsel & Secretary

                                 Exhibit Index

     10.1               Revolving Credit and Term Loan Agreement dated as of
                        March 2, 1999

     10.2               Asset Purchase Agreement dated March 11, 1999